EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 BY CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report of PCA International, Inc. (the “Company”) on Form 10-Q for the period ended November 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Norsworthy, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    December 18, 2002

By:	/S/ DONALD NORSWORTHY
Donald Norsworthy
Executive Vice President, Chief Financial Officer, and Treasurer